THE ADVISORS’ INNER CIRCLE FUND

Loomis Sayles Full Discretion Institutional Securitized Fund

(the “Fund”)

Supplement dated May 6, 2021 to:

•	The Fund’s Summary Prospectus, dated March 1, 2021 (the “Summary Prospectus”);
•	The Fund’s Statutory Prospectus, dated March 1, 2021 (the “Statutory Prospectus,” together with the Summary Prospectus, the “Prospectuses”); and
•	The Fund’s Statement of Additional Information, dated March 1, 2021 (the “SAI”).

This supplement provides new and additional information beyond that contained in the
Fund’s Prospectuses and SAI and should be read in conjunction with the Fund’s
Prospectuses and SAI.

Effective May 14, 2021, Kyra Fecteau will resign as a portfolio manager of the Fund, and Stephen LaPlante and Jennifer Tomas will be appointed as two additional portfolio managers of the Fund. Mr. LaPlante and Ms. Thomas, along with Mr. Alessandro Pagani and Mr. Stephen L’Heureaux, will be jointly and primarily responsible for the day to day management of the Fund. Accordingly, effective May 14, 2021, the Fund’s Prospectuses and SAI are hereby amended and supplemented as follows:

1.	All references to Kyra Fecteau in the Summary Prospectus, Statutory Prospectus, and SAI are hereby deleted in their entirety.

2.	In the “Portfolio Managers” section of the Summary Prospectus and the corresponding sections of the Statutory Prospectus, the following disclosure is hereby added:

Mr. Stephen LaPlante, CFA, Vice President and Senior Analyst for the Mortgage & Structured Finance team, and Co-Portfolio Manager for the Investment Grade Securitized Credit and the High Yield Securitized Credit Strategies, has managed the Fund since 2021.

Ms. Jennifer Thomas, Vice President and Senior Analyst for the Mortgage & Structured Finance team, and Co-Portfolio Manager for the Investment Grade Securitized Credit and the High Yield Securitized Credit Strategies, has managed the Fund since 2021.

3.	In the “Portfolio Managers” section on page 10 of the Statutory Prospectus, the following paragraphs are hereby added:

Mr. Stephen LaPlante, CFA, Vice President and Senior Analyst for the Mortgage & Structured Finance team, and Co-Portfolio Manager for the Investment Grade Securitized Credit and the High Yield Securitized Credit Strategies, joined the Adviser in 2017 and has over 11 years of investment industry experience. Prior to joining the Adviser, Stephen was a senior analyst at Manulife, responsible for the mortgage credit sector including non-agency RMBS and agency risk transfer securities. Prior to this, he was a portfolio analyst at White Mountain Advisors. He earned a B.S. from Union College and an M.B.A. from Carnegie Mellon University.

Ms. Jennifer Thomas, Vice President and Senior Analyst for the Mortgage & Structured Finance team, and Co-Portfolio Manager for the Investment Grade Securitized Credit and the High Yield Securitized Credit Strategies, joined the Adviser in 2007 and has over 19 years of investment industry experience. Prior to joining the Adviser, Jenifer was a fixed income investment analyst at Sun Capital Advisers, LLC, responsible for performing analysis and trade recommendations for transportation, environmental services and provincial services sectors, and providing analysis and recommendations of high grade corporate bonds and agency MBS. She earned a B.S. from Bryant University and an M.B.A. from Clark University.

4.	In the section of the SAI titled “The Portfolio Managers,” under the subsection titled “Fund Shares Owned by Portfolio Managers,” the following information is hereby added to the table:

Name	Dollar Range of Fund Shares Owned[1]
Stephen LaPlante, CFA	None.
Jennifer Thomas	None.

[1]	Information provided as of April 30, 2021.

5.	In the section of the SAI titled “The Portfolio Managers,” the following information is added to the table under the subsection titled “Other Accounts”:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Stephen LaPlante, CFA[2]	0	$0	0	$0	0	$0
Jennifer Thomas [2]	0	$0	0	$0	0	$0

[2]	Information provided as of April 30, 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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